                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 9, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                   001-13533             74-2830661
-------------------------------   ----------------   -------------------------
(State or other jurisdiction of   (Commission File       (I.R.S. Employer
incorporation or organization)         Number)          Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

DBSP Receivables Loan and Security Agreement

On October 9, 2007, NovaStar Mortgage, Inc. ("NovaStar Mortgage"), NovaStar
Financial, Inc. ("NFI"), NovaStar Certificates Financing Corporation ("NCFC"),
NFI Holding Corporation ("NFI Holding"), NovaStar CDO Holdings, Inc. ("CDO
Holdings"), and DB Structured Products, Inc. ("DBSP") executed Amendment Number
Seven ("Amendment No. 7") to the Receivables Loan and Security Agreement (the
"Servicing Advance Facility"), and NovaStar Holding, NCFC, CDO Holdings and DBSP
executed Amendment Number One to a related guaranty (the "Guaranty Amendment").
Pursuant to Amendment No.7 and the Guaranty Amendment, NCFC and CDO Holdings
were added as guarantors of the Servicing Advance Facility and pledged certain mortgage-backed securities to secure such guaranty.

In addition, on October 9, 2007, NovaStar Mortgage, NFI, NCFC, NFI Holding, CDO
Holdings, and DBSP executed a Forebearance Agreement and Amendment Number Eight to the Receivables Loan and Security Agreement ("Amendment No. 8," and together with Amendment No. 7, the "Amendments"). Among other things, Amendment No. 8 extended the Servicing Advance Facility the termination date to October 22,
2007, and terminated NovaStar Mortgage's right to borrow any additional amounts under the Servicing Advance Facility. Amendment No. 8 also requires that all amounts received as reimbursement of servicer advances funded under the
Servicing Advance Facility be applied to reduce the amount outstanding under the
Servicing Advance Facility. Amendment No. 8 also reduced the amount of unrestricted cash that NFI was required to maintain from $15,000,000 to
$5,000,000, determined on a consolidated basis.

In connection with Amendment No. 8, NovaStar Mortgage paid DBSP a forbearance fee and customary costs and expenses incurred by DBSP in connection with the
Amendments.

The Amendments and the Guaranty Amendment will, to the extent required by federal securities laws and regulations, be filed as exhibits to the next applicable periodic report of NFI.

In addition to the Servicing Advance Facility, DBSP and its affiliates routinely engage in other ordinary course financial transactions with NFI and its affiliates, including but not limited to acting as an underwriter for certain securitizations sponsored by NFI.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  October 12, 2007                 /s/ Scott F. Hartman
                                       -----------------------------------------
                                        Scott F. Hartman
                                        Chairman of the Board of Directors and
                                        Chief Executive Officer